UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2005

Interactive Television Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50122	98-0372720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28202 Cabot Rd; Suite 300, Laguna Niguel, CA 92677

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (949) 365-5655

Radium Ventures, Inc.
2840 Mount Seymour Parkway, North Vancouver, BC, Canada, V7H 1E9

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by Interactive Television Networks, Inc., a Nevada corporation formerly known as Radium Ventures Inc. (“Registrant”), to amend the Form 8-K previously filed on June 9, 2005. This amendment is being filed to report the financial information that is required to be presented as a result of the acquisition by Registrant of 100% of the outstanding capital stock of ITVN, Inc., a Nevada corporation formerly also known as Interactive Television Networks, Inc. and as XTV, Inc. (“ITVN”). On June 3, 2005, Registrant acquired 100% of the outstanding capital stock of ITVN through a reverse triangular merger (the “Merger”) between Registrant, ITVN and Radium Ventures Acquisition, Inc., Registrant’s wholly owned subsidiary. In connection with the Merger, Registrant issued 22,117,550 shares of its common stock to the former stockholders of ITVN. As a result of the Merger, ITVN became the wholly-owned subsidiary of Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2005, Registrant acquired ITVN in the Merger. However, because the former stockholders, officers and directors of ITVN became the controlling stockholders, officers and directors of Registrant immediately after the Merger, the Merger is accounted for as an acquisition by ITVN, as acquiror, of Registrant. Since ITVN is deemed to be the acquiror, the financial statements of Registrant hereafter shall be the financial statements of ITVN. Registrant’s fiscal year previously ended on April 30. ITVN’s fiscal year ends on December 31. Since Registrant’s financial statements hereafter shall be the financial statements of ITVN, the fiscal year end of Registrant has, by virtue of the Merger, been changed to December 31. All financial information hereafter presented by Registrant in its period reports (including its reports on Form 10-QSB and Form 10-KSB) shall be based on a fiscal year ended December 31.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial statements of business acquired.

The financial statement required by this Item 9.01(a) are set forth at the end hereof.

(b)    Pro Forma financial information.

The pro forma financial information required by this Item 9.01(b) are set forth at the end hereof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005	By:	/s/ Charles Prast
Charles Prast
Chief Executive Officer

AUDITED FINANCIAL STATEMENTS
OF
INTERACTIVE TELEVISION NETWORKS, INC.
(now known as ITVN, Inc.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Interactive Television Networks, Inc.
(A Development Stage Company)
Dana Point, California

We have audited the accompanying balance sheet of Interactive Television Networks, Inc. as of December 31, 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended and for the period from December 17, 2003 (Inception) through December 31, 2003 and for the period from December 17, 2003 (Inception) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interactive Television Networks, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended and for the period from December 17, 2003 (Inception) through December 31, 2003 and for the period from December 17, 2003 (Inception) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Lopez, Blevins, Bork & Associates, LLP
Houston, Texas

July 24, 2005

Interactive Television Networks, Inc.
(a Development Stage Company)
Balance Sheet

December 31,
2004
Assets

Current assets:
Cash	$510,369
Shareholder Advances	210,713
Prepaid Inventory	630,000
Total current assets	1,351,082

Fixed assets, net of accumulated Depreciation of $11,032 (Note 2)	242,035
Intangible Assets, net of accumulated Amortization of $13,333 (Note 2)	26,667
Deposit	10,204

Total Assets	$1,629,988

Liabilities and Stockholders' Deficit

Current liabilities:
Accounts payable	$239,438
Accounts payable to Related Parties (Note 3)	52,989

Total Liabilities	292,427

Stockholders' equity

Common stock, $0.001 par value, 30,000,000 shares
authorized, 31,250 shares issued and outstanding (Note 5)	31
Additional paid-in capital (Note 5)	1,665,969
Deficit accumulated during development stage	(328,439)
Total Stockholders' Equity	1,337,561

Total Liabilities and Stockholders' Equity	$1,629,988

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Statements of Operations
		Period from
		December 17, 2003	December 17, 2003
	Year ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2004	2003	2004

Revenue	$-	$-	$-

Expenses:
Consulting fees - related party (Note 3)	50,000	-	50,000
Salaries expense (Note 3)	60,000	-	60,000
Professional fees	112,050	-	112,050
Sales and marketing	56,375	-	56,375
Depreciation	11,032	-	11,032
Amortization	13,333	-	13,333
General and administrative (Note 3)	24,649	1,000	25,649
Total expenses	327,439	1,000	328,439

Net loss	$(327,439)	$(1,000)	$(328,439)

Weighted average number of
common shares outstanding - basic and fully diluted	25,000	25,000

Net loss per share - basic and fully diluted	$(13.10)	$(0.04)

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Statements of Stockholders' Equity/(Deficit)

				Deficit
				Accumulated
	Common Stock		Additional	During	Total
			Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity/(Deficit)

Balance at December 17, 2003	-	$-	$-	-	-
Issuance of common stock for cash	25,000	25	975	$-	$1,000
Net loss				(1,000)	(1,000)

Balance at December 31, 2003	25,000	25	975	(1,000)	-
Issuance of common stock for cash	6,250	6	1,664,994	-	1,665,000
Net loss				(327,439)	(327,439)

Balance at December 31, 2004	31,250	$31	$1,665,969	$(328,439)	$1,337,561

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Statements of Cash Flows

	For the year ended December 31, 2004	Period from December 17, 2003 (Inception) to December 31, 2003	December 17, 2003 (Inception) to December 31, 2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(327,439)	$(1,000)	$(328,439)
Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation	11,032	-	11,032
Amortization	13,333	-	13,333
Net change in assets and liabilities:
Shareholder Advances	(210,713)	-	(210,713)
Prepaid Inventory	(630,000)	-	(630,000)
Deposits	(10,204)	-	(10,204)
Accounts payable	239,438	-	239,438
Accounts payable to Related Parties	52,989		52,989
NET CASH USED IN OPERATING ACTIVITIES	(861,564)	(1,000)	(862,564)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(253,067)	-	(253,067)
Purchase of intangible assets	(40,000)	-	(40,000)
NET CASH USED IN INVESTING ACTIVITIES	(293,067)	-	(293,067)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	1,665,000	1,000	1,666,000
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	1,665,000	1,000	1,666,000
Net increase in cash	510,369	-	510,369
Cash at beginning of period	-	-	-
Cash at end of period	$510,369	$-	$510,369
Supplemental disclosures:

Interest paid	-	-	-
Income taxes paid	-	-	-

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Notes to Financial Statements

NOTE 1 - NATURE OF OPERATIONS

Interactive Television Networks, Inc. (“ITVN” or “Company”) was incorporated on December 17, 2003 under the laws of Nevada as XTV, Inc. The Company changed its name to Interactive Television Networks, Inc. on April 18, 2005. ITVN was established to create and provide a service (the “ITVN Service”) enabling subscribers to receive television content via the internet and view the content on their television. The ITVN Service will require an ITVN-enabled set-top box which will pull pages off a web server and project them onto the television screen and a remote control which consumers will use to view a library of motion pictures and other video content on their television at any time “on demand.” The Company is in the process of becoming a vertically integrated provider of digital interactive content networks delivered to televisions over domestic broadband connections of 300kbps or better. A wide variety of content will be available to the users of the set-top box through the creation of branded networks. All content that will be distributed through the ITVN Service will be provided by the owners of that content. Subscribers will be provided with continuous access to a variety of motion pictures, music videos, foreign language news broadcasts and adult entertainment.

ITVN is in the early stages of development and no subscription revenue has been generated to date. No assurance can be given that a market for the ITVN Service and products that enable the ITVN Service will develop, or that customers will be willing to pay for the ITVN Service and products that enable the ITVN Service. The Company is identified as a development stage company at this time.

The Company continues to be subject to certain risks common to companies in similar stages of development, including the uncertainties outlined above, as well as the uncertainty of availability of additional financing; dependence on third parties for manufacturing and marketing and sales support; the uncertainty of the market for personal television; dependence on key management; limited manufacturing, marketing and sales experience; and the uncertainty of future profitability.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Inventory

At December 31, 2004 the Company had no inventory in stock but did prepay for 5,000 set-top box units that were delivered in the first quarter of 2005. Inventory will be valued at the lower of cost (first-in, first-out) or market.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Basic Loss per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Fixed Assets

Property and equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major improvements are capitalized, while minor replacements, maintenance and repairs are charged to current operations.

Impairment losses are recorded on fixed assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount. There were no impairment losses in 2004 or 2003.

Income Taxes

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Financial Instruments
ITVN's financial instruments consist of cash, accounts payable and note payable. Unless otherwise noted, it is management's opinion that ITVN is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted

The fair value of the amounts due to related parties (Note 3) is not determinable as they have no repayment terms.

Recent Accounting Pronouncements

ITVN does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Company’s results of operations, financial position or cash flow.

NOTE 3 - RELATED PARTY TRANSACTIONS

ITVN had month to month service agreements with related parties. The two founders of the Company, who were also the only officers and directors in 2004, accrued service fees of $50,000 in the aggregate in 2004 for services performed on behalf of ITVN. The accrued service fees are included in Accounts Payable at December 31, 2004. On November 12, 2004, both of the founders entered into employment agreements with the Company and no longer accrued service fees. The two founders accrued a total of $60,000 in 2004 under these employment agreements.

ITVN entered into a content agreement with an entity that our Chief Technical Officer owns a portion of. Such entity is one of numerous companies that has agreed to provide content to the Company to be distributed to the Company’s customers. No compensation was earned or paid to such entity in 2004.

A related party provided office space and services without charge in 2004.

Accounts Payable at December 31, 2004 includes a total of $52,989 of advances from the Company’s founders whom were the only officers and directors in 2004. The advances relate to equipment purchases, software purchases, internet connection fees and various other general expenses. The advances are unsecured and are due upon demand.

NOTE 4 - INCOME TAXES

ITVN follows Statement of Financial Accounting Standards Number 109 (SFAS 109), “Accounting for Income Taxes.” Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carryforwards. No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized.

The provision for refundable Federal income tax consists of the following:

December 31,
2004
Refundable Federal income tax attributable to:
Current Operations	$111,329
Less, Change in valuation allowance	(111,329)
Net refundable amount	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

December 31,
2004
Deferred tax asset attributable to:
Net operating loss carryover	$328,439
Less, Change in valuation allowance	(328,439)
Net deferred tax asset	$-

At December 31, 2004, the Company had an unused net operating loss carryover approximating $328,439 that is available to offset future taxable income; it expires beginning in 2023.

NOTE 5 - CAPITAL STOCK

The Company’s authorized capital stock consists of 30,000,000 shares of common stock, with a par value of $0.001 per share. All shares of common stock have equal voting rights and, when validly issued and outstanding, are entitled to one non-cumulative vote per share in all matters to be voted upon by shareholders. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Holders of the common stock are entitled to equal ratable rights to dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available.

On December 17, 2003, the Company issued 25,000 shares of common stock to the founders for $1,000.

On November 12, 2004 a Common Stock Purchase Agreement was signed by and among the Company, PHSL World Wide Inc., a Florida corporation, XTV Investments LLC, (“XTVI” or the “Purchaser”), and the two founders of the Company whereby the Purchaser agreed to loan the Company all funds necessary for operations for 24 months. In summary, the agreement required the Purchaser to:
•	Immediately pay cash and other consideration to the founders;
•
Immediately and continually pay the Company’s operating expenses for 24 months (until November 11, 2006). All but $250,000 of these advances were to be repaid to the Purchaser out of the Company’s future profits. The agreement did not call for any interest on the advances and had no stated due date..

Upon receipt of the above, the founders were required to deliver to the Purchaser an aggregate of 12,750 Shares of the Company’s common stock .

Ultimately, the Purchaser failed to pay the consideration to the founders and did not properly pay for the Company’s operating expenses. However, as of December 31, 2004, XTVI had paid $1,665,000 to the Company for operating expenses. On March 16, 2005 the parties entered into a Settlement Agreement and Mutual General Release whereby the November 12, 2004 Common Stock Purchase Agreement was terminated and the Company issued 6,250 shares of the Company’s $0.001 par value common stock in exchange for the $1,665,000 that the Purchaser advanced, or caused to be advanced, to the Company. Therefore, as of December 31, 2004 the Company booked the $1,665,000 to Equity as Cash Received for Common Stock.

NOTE 6 - COMMITMENTS

The Company had no direct commitments as of December 31, 2004. As part of XTVI’s commitment to the Company to provide funds for all operating expenses, XTVI caused one of its affiliates to enter into an equipment lease agreement to procure $317,024 of computer equipment to be used by the Company. The Company is not a party to the lease agreement but has made all the necessary lease payments and plans to continue to do so. The agreement was signed on December 10, 2004 and is a 36-month lease beginning on January 1, 2005 with monthly lease payments of $9,426 plus monthly taxes of $778.

NOTE 7 - SUBSEQUENT EVENTS

On March 16, 2005, the Company and the Company’s founders entered into a Settlement Agreement and Mutual General Release (the “Settlement Agreement”) with XTVI and its affiliates. Pursuant with the Settlement Agreement, the November 12, 2004 Common Stock Purchase Agreement was terminated, the Company issued 6,250 shares of Common Stock to XTVI and XTVI waived all rights to repayment of the $1,665,000 it had paid to the Company for operating expenses.

On March 24, 2005, the Company obtained a $2,400,000 letter of credit from Manufacturer’s Bank to be used for future inventory purchases. On March 24, 2005, the Company paid a letter of credit issuance finance charge of $3,065 to Manufacturer’s Bank.

'On March 28, 2005, the Company entered into an Escrow and Marketing Agreement (the “E&M Agreement”) with XTVI. Pursuant to the E&M Agreement, XTVI was granted the non-exclusive right to introduce the Company to certain potential customers who wish to purchase the Company’s product and become subscribers. XTVI is entitled to receive and retain a share certificate in the amount of 2,083 shares of the Company if XTVI delivers 20,000 qualified customers that buy the Company’s set-top box and subscribe to the Company’s services before April 30, 2006 and continue to be valid, paying subscribers for at least 180 days. The 2,083 shares are currently held in escrow and XTVI had not delivered any qualified customers to the Company as of June 30, 2005.

On June 3, 2005, the Company was acquired by Radium Ventures Inc. (“Radium”), a Nevada corporation, through a reverse triangular merger (the “Merger”) between the Company and Radium Ventures Acquisition, Inc., a wholly owned subsidiary of Radium. As a result of the Merger, ITVN is a wholly-owned subsidiary of Radium. The Merger was effected pursuant to a certain Agreement and Plan of Reorganization dated May 27, 2005 (the “Reorganization Agreement”).

Immediately following the Merger, Radium formally ceased its Internet document editing business that had previously been conducted, closed their offices in Vancouver, Canada, and moved their offices to the offices of the Company in Southern California. Radium currently does not plan to conduct any business other than owning the shares of the Company, which will continue to conduct its operations that it has been engaged in.

In connection with the Merger, Radium (i) cancelled 750,000 of the outstanding shares of its common stock held by its founders and (ii) agreed to issue up to 22,117,550 shares of its common stock to the existing stockholders of the Company, in exchange for all of the issued and outstanding common stock of the Company. In addition to the foregoing, in accordance with the Reorganization Agreement, upon the closing of the Merger, Radium issued 50,000 shares to its financial advisor, hired a CEO who was granted 581,676 shares and hired a CFO who was granted 250,000 shares. The shares issued, or issuable, to the stockholders of the Company represent approximately 89% of outstanding shares of Radium common stock as of June 8, 2005. As a result, the stockholders of the Company have acquired control of Radium in the Merger. The shares issued in the Merger were issued pursuant to an exemption provided under Section 4(2) of the Securities Act of 1933, as amended, without the use of an underwriter.

On July 26, 2005, the Company changed its name from Interactive Television Networks, Inc. to ITVN, Inc.

UNAUDITED FINANCIAL STATEMENTS
OF
INTERACTIVE TELEVISION NETWORKS, INC.
(now known as ITVN, Inc.)

Interactive Television Networks, Inc.
(a Development Stage Company)
Balance Sheet
(unaudited)

March 31, 2005
Assets

Current assets:
Cash	$47,796
Inventory	625,968
Shareholder Advances	197,261
Prepaids & Other	16,000
Total current assets	887,025

Fixed assets, net of accumulated depreciation of $54,342 (Note 2)	496,519
Intangible assets, net of accumulated amortization of $18,495 (Note 2)	25,393
Deposit	10,204
Total Assets	$1,419,141

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$222,975
Note payable (Note 4)	500,000

Total Liabilities	722,975

Stockholders' equity:

Common stock, $0.001 par value, 30,000,000 shares
authorized, 31,250 shares issued and outstanding (Note 5)	31
Additional paid-in capital (Note 5)	1,665,969
Deficit accumulated during development stage	(969,834)
Total Stockholders' Equity	696,166

Total Liabilities and Stockholders' Equity	$1,419,141

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Statements of Operations
(unaudited)

	Three Months Ended March 31,		December 17, 2003 (Inception) to March 31,
	2005	2004	2005
Revenue	$6,232	$-	$6,232

Cost of goods sold	5,123	-	5,123

Gross profit	1,109	-	1,109

Expenses:
Consulting fees - related parties (Note 3)	-	-	50,000
Salaries expense (Note 3)	164,872	-	224,872
Professional fees	113,538	-	225,588
Sales and marketing	142,630	-	199,005
Depreciation	43,310	-	54,342
Amortization	5,162	-	18,495
General and administrative (Note 3)	172,992	-	198,641
Total expenses	642,504	-	970,943

Net loss	$(641,395)	$-	$(969,834)

Weighted average number of
common shares outstanding - basic and fully diluted	31,250	25,000	31,250

Net loss per share - basic and fully diluted	$(20.52)	$-	$(31.03)

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Statements of Cash Flows
(unaudited)

	For the three months ended		December 17, 2003 (Inception) to March 31,
	March 31, 2005	March 31, 2004	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(641,395)	$-	$(969,834)
Adjustments to reconcile Net Loss
to net cash used in operating activities:
Depreciation	43,310	-	54,342
Amortization	5,162	-	18,495
Changes in assets and liabilities:
Inventory	(625,968)	-	(625,968)
Prepaid Inventory	630,000	-	-
Shareholder Advances	13,452	-	(197,261)
Prepaids & Other	(16,000)	-	(16,000)
Accounts Payable	(16,463)	-	222,974
Accounts Payable to Related Parties	(52,989)		-
Net cash used in Operating Activities	(660,891)	-	(1,513,252)

INVESTING ACTIVITIES
Equipment	(185,098)	-	(302,634)
Software	(112,696)	(20,000)	(248,226)
Domain Name Purchases	(3,888)	-	(43,888)
Deposit	-	-	(10,204)
Net cash used in Investing Activities	(301,682)	(20,000)	(604,952)

FINANCING ACTIVITIES
Note Payable - Other	500,000	-	500,000
Note Payable - Related Party	-	20,000	-
Proceeds from issuance of common stock	-	-	1,666,000
Net cash provided by Financing Activities	500,000	20,000	2,166,000
Net cash (decrease)/increase for period	(462,573)	-	47,796
Cash at beginning of period	510,369	-	-
Cash at end of period	$47,796	$-	$47,796

Supplemental disclosures of cash flow information:

Interest paid (Note 3)	$5,982	$-	$5,982
Income taxes paid	-	-	-

The accompanying notes are an integral part of these financial statements.

Interactive Television Networks, Inc.
(a Development Stage Company)
Notes to Financial Statements
(Unaudited)

NOTE 1 - NATURE OF OPERATIONS

Interactive Television Networks, Inc. (“ITVN” or “Company”) was incorporated on December 17, 2003 under the laws of Nevada as XTV, Inc. The Company changed its name to Interactive Television Networks, Inc. on April 18, 2005. ITVN was established to create and provide a service (the “ITVN Service”) enabling subscribers to receive television content via the internet and view the content on their television. The ITVN Service requires an ITVN-enabled set-top box which pulls pages off a web server and projects them onto the television screen and a remote control which consumers use to view a library of motion pictures and other video content on their television at any time “on demand.” The Company is in the process of becoming a vertically integrated provider of digital interactive content networks delivered to televisions over domestic broadband connections of 300kbps or better. A wide variety of content will be available to the users of the set-top box through the creation of branded networks. All content that will be distributed through the ITVN Service will be provided by the owners of that content. Subscribers will be provided with continuous access to a variety of motion pictures, music videos, foreign language news broadcasts and adult entertainment.

ITVN is in the early stages of development and minimal subscription revenue has been generated to date. No assurance can be given that a market for the ITVN Service and products that enable the ITVN Service will develop, or that customers will be willing to pay for the ITVN Service and products that enable the ITVN Service. The Company is identified as a development stage company at this time.

The Company continues to be subject to certain risks common to companies in similar stages of development, including the uncertainties outlined above, as well as the uncertainty of availability of additional financing; dependence on third parties for manufacturing and marketing and sales support; the uncertainty of the market for personal television; dependence on key management; limited manufacturing, marketing and sales experience; and the uncertainty of future profitability.

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES

Revenue Recognition

During the three-month period ended March 31, 2005 the Company generated service revenues from fees for providing the ITVN service to consumers. In addition, in an effort to increase its subscription growth, the Company had a third party manufacture ITVN-enabled set top boxes and subsequently began to distributed them. This effort resulted in revenues from the sale of hardware products that enable the ITVN service.

Net revenues for the three months ended March 31, 2005 was $6,232.

Service Revenues. Included in service revenues are revenues from monthly fees to the ITVN Service. These subscription revenues are recognized over the period benefited.

Hardware Revenues. The Company recognizes hardware revenues, net of allowance for sales returns, from the sales of its ITVN-enabled set top boxes. Hardware revenues are recognized upon shipment to consumers or upon delivery to retail customers. The fees for shipping and handling paid by customers are recognized as hardware revenues. The costs associated with shipping and handling these set top boxes are expensed as cost of goods sold.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Basic Loss per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Inventory

Inventory consists of all costs paid to have the ITVN-enabled set top boxes manufactured and shipped to our warehouse. Inventory is valued at the lower of cost (first-in, first-out) or market.

Fixed Assets

Property and equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major improvements are capitalized, while minor replacements, maintenance and repairs are charged to current operations.

Impairment losses are recorded on fixed assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount. There were no impairment losses in the first quarter of 2005 or 2004.

Income Taxes

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Financial Instruments

ITVN's financial instruments consist of cash, accounts payable and a note payable. Unless otherwise noted, it is management's opinion that ITVN is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

Recent Accounting Pronouncements

ITVN does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Company’s results of operations, financial position or cash flow.

NOTE 3 - RELATED PARTY TRANSACTIONS

The founders of the Company, which were also the only officers and directors in the first quarter of 2005, each earned salaries of $20,000 per month for the three months ended March 31, 2005 for their employment services.

The Company has a content agreement with an entity that the Chief Technical Officer owns a portion of. Such entity has agreed to provide content to the Company to be distributed to the Company’s customers. The related party accrued $83 in content fees for the three months ended March 31, 2005 which was paid in April 2005.

A related party provided office space and services during the three months ended March 31, 2005 and was paid a total of $1,800.

Accounts payable at December 31, 2004 includes a total of $52,989 of advances from the Company’s founders whom were the only officers and directors in 2004. The advances relate to equipment purchases, software purchases, internet connection fees and various other general expenses. The advances were unsecured and were due upon demand. There were no advances from the two founders due as of March 31, 2005, therefore accounts payable at March 31, 2005 does not include any advances from the founders.

NOTE 4 - NOTE PAYABLE AND LETTER OF CREDIT

The Company entered into a loan agreement with Mercator Momentum Fund, LP. (“Mercator”) for $500,000. The note payable bears interest at the higher of 7.5% or the Wall Street Journal Prime Rate plus 2% and is due May 2, 2005. The Company obtained two one-month extensions on the note and paid the note in full in June 2005. During the three months ended March 31, 2005, $2,917 of interest expense related to this note was recorded.

On March 24, 2005, the Company obtained a letter of credit from Manufacturer’s Bank in the amount of $2,400,000 to be used for future inventory purchases. As consideration for this letter of credit, the Company has accrued an issuance finance charge of $3,065.

NOTE 5 - CAPITAL STOCK

The Company’s authorized capital stock consists of 30,000,000 shares of common stock, with a par value of $0.001 per share. All shares of common stock have equal voting rights and, when validly issued and outstanding, are entitled to one non-cumulative vote per share in all matters to be voted upon by shareholders. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Holders of the common stock are entitled to equal ratable rights to dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available.

On December 17, 2003, the Company issued 25,000 shares of common stock to the founders for $1,000. As of December 31, 2004 the Company recorded the issuance of 6,250 shares of commons stock in exchange for $1,665,000. On March 16, 2005 the Company converted a $1,665,000 note payable to XTV Investments LLC (“XTVI”) in exchange for 6,250 shares of common stock, as described below. As of March 31, 2005, there were 31,250 shares issued and outstanding.

On March 28, 2005, the Company entered into an Escrow and Marketing Agreement (the “E&M Agreement”) with XTVI. Pursuant to the E&M Agreement, XTVI was granted the non-exclusive right to introduce the Company to certain potential customers who wish to purchase the Company’s product and become subscribers. XTVI is entitled to receive and retain a share certificate in the amount of 2,083 shares of the Company if XTVI delivers 20,000 qualified customers that buy the Company’s set-top box and subscribe to the Company’s services before April 30, 2006 and continue to be valid, paying subscribers for at least 180 days. The 2,083 shares are currently held in escrow and XTVI has not delivered any qualified customers to the Company as of August 3, 2005.

On November 12, 2004 a Common Stock Purchase Agreement was signed by and among the Company, PHSL World Wide Inc., a Florida corporation , XTV Investments LLC, (“XTVI” or the “Purchaser”), and the founders of the Company whereby the Purchaser agreed to loan the Company all funds necessary for operations of the Company for 24 months (collectively, all signers are referred to as the “Parties”). In summary, the agreement required the Purchasers to:
•	Immediately pay cash and other consideration to the founders;
•
Immediately and continually pay the Company’s operating expenses for 24 months (until November 11, 2006). All but $250,000 of these advances were to be repaid to the Purchaser out of the Company’s future profits. The agreement included no stated interest rate or due date.

Upon receipt of the above, the founders would have been required to deliver to the Purchaser an aggregate of 12,750 shares of the Company’s common stock

Ultimately, the Purchaser failed to pay the consideration to the founders and did not properly pay for the Company’s operating expenses. On March 16, 2005 the parties entered into a Settlement Agreement and Mutual General Release whereby the November 12, 2004 Common Stock Purchase Agreement was terminated and the Company issued 6,250 shares of the Company’s $0.001 par value common stock in exchange for the $1,665,000 that the Purchaser advanced, or caused to be advanced, to the Company.

NOTE 6 - COMMITMENTS

The Company had no direct commitments as of March 31, 2005. As part of XTVI’s commitment to the Company to provide funds for all operating expenses, XTVI caused one of its affiliates to enter into an equipment lease agreement to procure $317,024 of computer equipment to be used by the Company. The Company is not a party to the lease agreement but has made all the necessary lease payments and plans to continue to do so. The agreement was signed on December 10, 2004 and is a 36-month lease beginning on January 1, 2005 with monthly lease payments of $9,426 plus monthly taxes of $778.

NOTE 7 - SUBSEQUENT EVENTS

On June 3, 2005, the Company was acquired by Radium Ventures Inc. (“Radium”), a Nevada corporation, through a reverse triangular merger (the “Merger”) between the Company and Radium Ventures Acquisition, Inc., a wholly owned subsidiary of Radium. As a result of the Merger, ITVN became a wholly-owned subsidiary of Radium. The Merger was effected pursuant to a certain Agreement and Plan of Reorganization dated May 27, 2005 (the “Reorganization Agreement”).

Immediately following the Merger, Radium formally ceased its Internet document editing business that had previously been conducted, closed their offices in Vancouver, Canada, and moved their offices to the offices of the Company in Southern California. Radium currently does not plan to conduct any business other than owning the shares of the Company, which will continue to conduct its operations that it has been engaged in.

In connection with the Merger, Radium (i) cancelled 750,000 of the outstanding shares of its common stock held by its Founders and (ii) agreed to issue up to 22,117,550 shares of its common stock to the existing stockholders of the Company, in exchange for all of the issued and outstanding common stock of the Company. In addition to the foregoing, in accordance with the Reorganization Agreement, upon the closing of the Merger Radium issued 50,000 shares to its financial advisor, hired a CEO who was granted 581,767 shares and hired a CFO who was granted 250,000 shares. The shares issued, or issuable, to the stockholders of the Company represent approximately 89% of outstanding shares of Radium common stock as of June 8, 2005. As a result, the stockholders of the Company have acquired control of Radium in the Merger. The shares issued in the Merger were issued pursuant to an exemption provided under Section 4(2) of the Securities Act of 1933, as amended, without the use of an underwriter.

PRO FORMA FINANCIAL STATEMENTS

 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma balance sheet has been derived from the balance sheet of Radium Ventures, Inc. ("Radium") at April 30, 2005 and adjusts such information to give effect to the acquisition of Interactive Television Networks, Inc., a company now known as ITVN, Inc. ("ITVN"), as if the acquisition had occurred at April 30, 2005. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at April 30, 2005. The pro forma balance sheet should be read in conjunction with the notes thereto and ITVN’s financial statements and related notes thereto contained elsewhere in this filing.

On June 3, 2005, Radium acquired all of the issued and outstanding shares of capital stock of ITVN through a reverse triangular merger (the “Merger”). As a result of the Merger, ITVN became, and is now our wholly-owned subsidiary.

Immediately following the Merger, Radium formally ceased the Internet document editing business that it had previously conducted, closed its offices in Vancouver, Canada, and moved its offices to the offices of ITVN in Southern California. Radium currently does not plan to conduct any business other than owning the shares of ITVN, which will continue to conduct its operations that it has, to date, been engaged in.

For accounting purposes, the Merger was treated as an acquisition of Radium and a recapitalization of ITVN. ITVN is the accounting acquirer and the results of its operations carryover. Accordingly, the operations of Radium are not carried over and will be adjusted to $0. Immediately prior to the Merger, Radium used its remaining cash assets to repay all of its liabilities, and, as a result, had no liabilities at the time of the Merger.

The financial statements are presented based on the foregoing recapitalization, whereby Radium is deemed to have 24,881,767 shares of common stock outstanding as of April 30, 2005.

Radium Ventures, Inc.
(a Development Stage Company)
Unaudited Pro Forma Consolidated Balance Sheet
(unaudited)

	ITVN	Radium	Pro Forma	Pro
	3/31/2005	4/30/2005	Adjustments	Forma
Assets

Current assets:
Cash	$47,796	$5,596	(5,596)	47,796
Inventory	626,160	-	-	626,160
Shareholder Advances	197,261	-	-	197,261
Prepaids & Other	16,000	-	-	16,000
Total current assets	887,217	5,596	(5,596)	887,217

Fixed assets, net (Note 2)	496,519	868	(868)	496,519
Intangible assets, net (Note 2)	25,393	-	-	25,393
Deposit	10,204	-	-	10,204

Total Assets	$1,419,333	$6,464	$(6,464)	$1,419,333

Liabilities and Stockholders' Deficit

Current liabilities:
Accounts payable Note 2)	$222,975	$900	(900)	222,975
Note payable (Note 3)	500,000	-	-	500,000

Total Liabilities	722,975	900	(900)	722,975

Stockholders' deficit:

Common stock, $0.001 par value, 30,000,000 shares
authorized, 31,250 shares issued and outstanding (Note 4)	31	2,632	22,219	24,882
Additional paid-in capital (Note 4)	1,665,969	61,795	(86,646)	1,641,118
Deficit accumulated during development stage	(969,642)	(58,863)	58,863	(969,642)
Total Stockholders' Deficit	696,358	5,564	(5,564)	696,358

Total Liabilities and Stockholders' Deficit	$1,419,333	$6,464	$(6,464)	$1,419,333

The accompanying notes are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The pro forma presentation and adjustments reflect the following items:

o In June 2005, Radium acquired ITVN, through the Merger of ITVN and Radium Ventures Acquisition, Inc. ITVN thereby became Radium’s wholly owned subsidiary in exchange for 22,117,550 shares of Radium's common stock.

o Radium ceased the Internet document editing business that it had previously conducted, closed its offices in Vancouver, Canada, and moved its offices to the offices of ITVN in Southern California. Accordingly all of the operations of Radium have been eliminated in the pro forma balance sheet.

o After the Merger reorganization and stock issuance effected as part of the Merger, there were 24,881,767 shares of common stock outstanding of the combined entity.